LS Theta Fund
Investor Class - LQTVX
Institutional Class - LQTIX

A series of the Investment Managers Series Trust

Supplement dated October 27, 2017 to the
Summary Prospectus dated May 1, 2017, as supplemented.

Effective immediately, in order to clarify that the Fund may use investment grade corporate bonds to “cover” the put options sold by the Fund, the first sentence of the third paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is replaced with the following:

The Fund will segregate cash, other liquid assets (for example, Treasury Bills and money market fund shares, etc.) and investment grade corporate bonds (with an average weighted maturity of less than 5 years) in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold will be secured, or “covered”.

In addition, the following is added under “Principal Risks of Investing” beginning on page 2 of the Summary Prospectus:

Fixed Income Securities (Bond) Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Please file this Supplement with your records.